UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 27, 2008
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2008-AR1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

          New York                  333-143751-12                 Applied For
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(State or other jurisdiction     (Commission File No.           (IRS Employer
      of incorporation            of issuing entity)          Identification No.
     of issuing entity)                                       of issuing entity)

      5325 Spectrum Drive, Frederick, Maryland                      21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code      (240) 586-5999
                                                 -------------------------------

      7430 New Technology Way, Frederick, Maryland                  21703
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2008 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2008-AR1 Trust Mortgage Pass-Through Certificates, Series 2008-AR1 (the "Certificates"), issued on February 27, 2008, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-R Certificates (the "Underwritten Certificates"), having an aggregate initial principal balance of $646,309,100.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $19,585,000.00 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (together with the Public Class B Certificates, the "Class B Certificates"), having an aggregate initial principal balance of $9,455,048.00.

            The Underwritten Certificates were sold to Deutsche Bank Securities Inc. ("Deutsche Bank") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated January 16, 2008 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Deutsche Bank. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated February 27, 2008 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The Class B Certificates were transferred to Wells Fargo Bank, N.A. as partial consideration for the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of February 27, 2008 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated January 16, 2008, among the Company, Wells Fargo Bank, N.A., and Deutsche Bank Securities Inc.

      (4.1) Pooling and Servicing Agreement, dated as of February 27, 2008, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of February 27, 2008, between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of February 27, 2008, between the Company and Wells Fargo Bank, N.A.

      (10.3) Interest Rate Swap Agreement, dated February 27, 2008, between Deutsche Bank AG, New York Branch, as swap provider, and Wells Fargo Bank, N.A., as master servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

February 27, 2008


                                       /s/ Bradley A. Davis
                                       ----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Underwriting Agreement, dated February        E
                          15, 2006 and terms agreement, dated
                          January 16, 2008, among the Company,
                          Wells Fargo Bank, N.A., and Deutsche
                          Bank Securities Inc.

      (4.1)               Pooling and Servicing Agreement, dated        E
                          as of February 27, 2008, among Wells
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement, dated as of              E
                          February 27, 2008, between Wells Fargo
                          Bank, N.A., as servicer, and Wells
                          Fargo Bank, N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,             E
                          dated as of February 27, 2008, between
                          the Company and Wells Fargo Bank, N.A.

      (10.3)              Interest Rate Swap Agreement, dated           E
                          February 27, 2008, between Deutsche
                          Bank AG, New York Branch, as swap
                          provider, and Wells Fargo Bank, N.A.,
                          as master servicer.